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                                                                    EXHIBIT 10.7


                               FIRST SUPPLEMENT TO
                       APPENDIX A TO EMPLOYMENT AGREEMENT
                        BETWEEN STEWART ENTERPRISES, INC.
                                       AND
                            G. KENNETH STEPHENS, JR.

                  BASE SALARY, BONUS COMPENSATION AND BENEFITS

1. Effective February 1, 2002, Employee's title(s) shall be Senior Vice President and President - Eastern Division, Employee's Base Salary shall be $275,000, and Employee's principal work location shall be the Washington, D.C. metropolitan area.

2. For Fiscal Year 2002 ("FY 2002"), the Employee shall be eligible to receive a Bonus of up to $268,750.

         [Items 2(a) through (c) and 3 are unaffected by this Supplement.]


                                  Agreed to and accepted:

                                  STEWART ENTERPRISES, INC.


Date: April __, 2002              By:
                                     ---------------------------------------
                                            James W. McFarland
                                      Compensation Committee Chairman


                                  EMPLOYEE:


Date: April __, 2002
                                  ------------------------------------------
                                        G. Kenneth Stephens, Jr.